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EXHIBIT 10.2

          TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this "TRR Agreement") dated as of May 1, 1998, among RAYTHEON COMPANY (formerly HE Holdings, Inc.), a Delaware corporation (the "Borrower"), the financial institutions listed in Annex I hereto under the captions "Continuing Lenders" (the "Continuing Lenders") and "Additional Lenders" (the "Additional Lenders", and together with the Continuing Lenders, the "Lenders"), BANCAMERICA ROBERTSON STEPHENS, as Syndication Agent, CITICORP USA, INC. AND MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agents, and THE CHASEMANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the New Credit Agreement (as defined below).

          WHEREAS, the Borrower, the Continuing Lenders, certain other lenders and the Administrative Agent are parties to an 364-day Credit Agreement dated as of May 30, 1997 (the "Original Credit Agreement");

          WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

          WHEREAS, the Continuing Lenders and the Additional Lenders are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein.

          NOW, THEREFORE, in consideration of the mutual agreements contained in this TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Replacement and Restatement. Subject to the conditions set forth in Section 3 hereof:

          (a) the Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "New Credit Agreement") identical in form and substance to the Original Credit Agreement except as expressly set forth below.

          (b) The heading of the New Credit Agreement shall read as follows:

          "FACILITY H 364-DAY CREDIT AGREEMENT dated as of May 1, 1998, among RAYTHEON COMPANY, a Delaware corporation (the "Borrower"), the Lenders (as defined in Article I), BANCAMERICA ROBERTSON STEPHENS, as Syndication Agent, (in such capacity the "Syndication Agent"), CITICORP USA, INC. AND MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agents, (in such capacity, each a "Documentation Agent" and, collectively, the "Documentation Agents" and, THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders."

and all references to the "Closing Date" in the New Credit Agreement shall be deemed to refer to May 1, 1998.
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          (c) (i) The definition of "Maturity Date" in Section 1.01 of the New
Credit Agreement shall read as follows:

                  " 'Maturity Date' shall mean April 30, 1999."

          (d) All references to the "Raytheon Credit Agreements" in the New Credit Agreement shall be deemed to refer to the Raytheon Credit Agreements and any replacements and restatements thereof.

          (e) Section 3.05 of the New Credit Agreement shall read as follows:

          "The Borrower has heretofore furnished to the Lenders its consolidated balance sheet, statement of income and statement of cash flows as of and for the fiscal year ended December 31, 1997, audited by and accompanied by the opinion of Coopers & Lybrand, independent public accountants. Such financial statements present fairly the financial condition and results of operations of the Borrower and its consolidated Subsidiaries as of such date and for such period. Such balance sheet and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the date thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis."

          (f) Section 3.06 of the New Credit Agreement shall read as follows:

          "There has been no material adverse change in the business, assets, operations or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, since December 31, 1997."

          (g) The references to "May 30, 1997" in Exhibit A, Exhibit B, Exhibit C, Exhibit D-1, Exhibit D-2, Exhibit D-3 and Exhibit D-4 of the Original Credit Agreement shall be changed to references to "May 1, 1998" in the New Credit Agreement.

          (h) Schedule 2.01 to the New Credit Agreement shall be in the form of
Schedule 2.01 to this TRR Agreement.

          SECTION 2. Representations and Warranties. The Borrower represents and warrants to each of the Lenders that:

          (a) This TRR Agreement and the New Credit Agreement have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms.

          (b) The representations and warranties set forth in Article III of the New Credit Agreement, after giving effect to this TRR Agreement, are true and correct in all material respects on the date hereof, with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.
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          (c) Before and after giving effect to this TRR Agreement, no Default or Event of Default has occurred and is continuing.

          SECTION 3. Conditions to Effectiveness. This TRR Agreement shall become effective as of May 1, 1998 (the "Effective Date") upon the occurrence of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts of this TRR Agreement which, when taken together, bear the signatures of all the parties hereto.

          (b) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of counsel to the Borrower, substantially to the effect set forth in Exhibits E and F of the Original Credit Agreement but referring to this TRR Agreement and the New Credit Agreement, (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Lenders, and (iii) covering such other matters relating to this TRR Agreement and the transactions contemplated hereby as the Administrative Agent shall reasonably request, and the Borrower hereby instructs such counsel to deliver such opinion.

          (c) All legal matters incident to this TRR Agreement, the New Credit Agreement and the Borrowings and extensions of credit hereunder shall be satisfactory to the Lenders and to Cravath, Swaine & Moore, counsel for the Administrative Agent.

          (d) The Administrative Agent shall have received on the date hereof
(i) a copy of the certificate or articles of incorporation, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the State of Delaware, and a certificate as to the good standing of the Borrower as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of the Borrower dated the date hereof and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (B) below,
(B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing this TRR Agreement and the execution, delivery and performance of this TRR Agreement and the borrowings under the New Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this TRR Agreement or any other document delivered in connection herewith on behalf of the Borrower; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.
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          (e) The Administrative Agent shall have received a certificate, dated the date hereof and signed by a Financial Officer of the Borrower, confirming compliance with the representations and warranties set forth in paragraphs (b) and (c) of Section 2.

          (f) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

          (g) The commitments under the 364-day Credit Agreement dated as of May 30, 1997, among the Borrower, the lenders party thereto, BankAmerica Robertson Stephens, as Syndication Agent, Citicorp USA, Inc. and Morgan Guaranty Trust Company of New York, as Documentation Agents, and the Chase Manhattan Bank, as administrative agent shall have been terminated and all principal, interest and other amounts outstanding thereunder (including all Fees accrued thereunder to the Closing Date) shall have been paid in full.

          SECTION 4. Applicable Law. THIS TRR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          SECTION 5. Original Credit Agreement. Until the occurrence of the Effective Date as provided in Section 3 hereof, the Original Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all Fees and interest accruing under the Old Credit Agreement shall continue to accrue at the rates provided for therein.

          SECTION 6. Counterparts. This TRR Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this TRR Agreement including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.


          IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

RAYTHEON COMPANY,

By:
Name: Herbert Deitcher
Title: Senior VP and Treasurer

THE CHASE MANHATTAN BANK,
individually and as
Administrative Agent,

By:
Name:
Title: